Exhibit 10.2
AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT
     THIS AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of September 6, 2005 by and between CROWLEY MARINE SERVICES, INC., a Delaware corporation (“Purchaser”), and YUTANA BARGE LINES, LLC, a Delaware limited liability company (“Seller”). Purchaser and Seller are sometimes referred to herein collectively as the “Parties” and individually as a “Party.”
RECITALS
     WHEREAS, Purchaser and Seller are parties to an Asset Purchase Agreement, dated as of July 9, 2004 (the “Asset Purchase Agreement”; terms defined in the Asset Purchase Agreement and not otherwise defined herein are being used herein as therein defined), pursuant to which Purchaser will purchase from Seller the assets used in the Business; and
     WHEREAS, Purchaser and Seller have agreed, pursuant to Section 13.9 of the Asset Purchase Agreement, to amend the Asset Purchase Agreement on the terms provided herein.
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:
     Section 1. Amendment. The Asset Purchase Agreement is hereby amended as follows:
     (a) Section 8.3 is hereby amended by deleting subsection (k) of such Section in its entirety.
     (b) Section 11.7 is hereby amended by deleting the fourth and fifth sentences of such Section in their entirety and inserting in lieu thereof the following:
     “Such New Employees who are non-union employees may elect to make a rollover contribution of such distribution to The Crowley Maritime Corporation Retirement Income System Plan (“Purchaser’s Salaried 401(k) Plan”), and Purchaser shall cause, in accordance with current administrative procedures of Purchaser’s Salaried 401(k) Plan, such rollover contributions to be accepted by Purchaser’s Salaried 401(k) Plan. Such New Employees who are union employees may elect to make a rollover contribution of such distribution to Purchaser’s Union 401(k) Plan, and Purchaser shall cause, in accordance with current administrative procedures of Purchaser’s Union 401(k) Plan, such rollover contributions to be accepted by Purchaser’s Union 401(k) Plan.”
     (c) Schedule 1.2(b) (“Purchased Assets”) is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof the attached Schedule 1.2(b).

     (d) Schedule 6.1(c) (“Required Consents”) is hereby amended by deleting such Schedule in its entirety.
     Section 2. Effective Date; No Implied Amendments. Each of the Parties agrees that the amendment to the Asset Purchase Agreement contained herein shall be effective upon execution of this Amendment by each Party. Except as specifically amended by this Amendment, the Asset Purchase Agreement shall remain in full force and effect in accordance with its respective terms and is hereby ratified and confirmed. This Amendment shall not be deemed to constitute a waiver of, or consent to, or a modification or amendment of, any other provision of the Asset Purchase Agreement except as expressly provided herein or to prejudice any other right or rights which any Party may now have or may have in the future under or in connection with the Asset Purchase Agreement. This Amendment shall not constitute an agreement or obligation of any Party to consent to, waive, modify or amend any other term, condition, subsection or section of the Asset Purchase Agreement.
     Section 3. Benefit of the Agreement. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. This Amendment shall not be construed so as to confer any right, remedy or benefit upon any Person, other than the Parties and their respective successors and permitted assigns.
     Section 4. Headings. The headings used in this Amendment are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Amendment.
     Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAW PRINCIPLES.
     Section 6. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     Section 7. References to Agreement. On and after the date hereof, each reference in the Asset Purchase Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Asset Purchase Agreement shall mean the Asset Purchase Agreement as amended by this Amendment.
[signature page follows]

     IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to Asset Purchase Agreement as of the date first written above.

CROWLEY MARINE SERVICES, INC.

By:	/s/ William P. Verdon

Name:	William P. Verdon

Title:	Senior V.P. & General Counsel

YUTANA BARGE LINES, LLC

By:	MARINE CAPITAL MANAGEMENT, LLC
Its:	Sole Member

By:	/s/ Michael J. Doan

Name:	Michael J. Doan

Title:	Member